Exhibit 10.17

FIRST AMENDMENT TO PERMITTING AND RECLAMATION PLAN SETTLEMENT AGREEMENT FOR THE STATE OF ILLINOIS

THIS AMENDMENT (this “First Amendment”) is made and entered into this 23rd of October, 2017 (the “Effective Date”), by and among Alpha Natural Resources, Inc. (“ANR”), on behalf of itself and its affiliates, Contura Energy, Inc. (“Contura”) and Illinois Department of Natural Resources (the “Department” and collectively with ANR and Contura, the “Parties”);

WHEREAS, on July 12, 2016, the Parties entered into a Permitting and Reclamation Plan Settlement Agreement for the State of Illinois (the “Settlement Agreement”), attached hereto as Exhibit 1, to define the terms and framework for accomplishing mine land reclamation and associated environmental restoration in Illinois on permits previously issued to ANR and its subsidiaries (the “Illinois Permits”) for the Wabash Mining Complex;

WHEREAS, the Settlement Agreement requires ANR to establish and fund restricted cash accounts (“Restricted Cash Accounts”) for the purpose of ensuring the mine land reclamation and environmental restoration required by the Settlement Agreement;

WHEREAS, on July 12, 2016, the Parties also entered into a Reclamation Funding Agreement to provide certain funding for the reclamation, mitigation, water treatment and management work to be done on the Illinois Permits at the Wabash Mining Complex (the “Reclamation Funding Agreement”);

WHEREAS, ANR intends to sell the assets of the Wabash Mining Complex to a third-party buyer (“Purchaser”); and

WHEREAS, after review of complete and appropriate permit transfer applications by the Purchaser, the Department may transfer the Illinois Permits to the Purchaser; and

WHEREAS, ANR has increased its posted surety reclamation bonds required by the Illinois Permits to the full amount of $6,692,710 as requested by the Department.

NOW THEREFORE, in consideration of the foregoing, the Parties hereto agree as follows:

1.Further Effect of Settlement Agreement. The Settlement Agreement solely addresses the reclamation and restoration of the Illinois Permits, which are expected to be sold to Purchaser and subsequently transferred pursuant to complete and appropriate permit transfer applications. Until such time as the Illinois Permits transfer, the Settlement Agreement, as amended by this First Amendment shall remain in effect.

2.Termination of Settlement Agreement. Because the Settlement Agreement solely addresses the reclamation and restoration of the Illinois Permits, which permits are expected to be transferred to Purchaser after the completion of the appropriate permit transfer process, and therefore will no longer held by ANR, the Settlement Agreement, and any amendments thereto, shall automatically terminate upon the transfer of all Illinois Permits to Purchaser. For the avoidance of doubt, the termination of the Settlement Agreement does not alter or affect the releases previously granted in Paragraph 8 of the Settlement Agreement.

3.Termination of Obligations Under Reclamation Funding Agreement. Because the Reclamation Funding Agreement solely requires the funding of reclamation on the Illinois Permits in the State of Illinois, and because the Illinois Permits will be transferred to Purchaser, the obligations of the Parties under the Reclamation Funding Agreement, as they relate to the Illinois Permits and the State of Illinois, should be and are hereby terminated; provided, however, that ANR shall keep the current amount of surety reclamation bonds ($6,692,710) in place and be responsible for water sampling and maintenance of the permits areas in compliance with all applicable regulatory requirements until the Illinois Permits are transferred to Purchaser as set forth herein. The Parties will cooperate with the other parties to the Reclamation Funding Agreement, including the Office of Surface Mining Reclamation and Enforcement, the Commonwealths of Kentucky and Virginia, and the State of West Virginia to amend the Reclamation Funding Agreement to reallocate funding thereunder.

4.Successors and Assigns. The provisions of this First Amendment shall be binding on the Parties and their successors and assigns, including any trustee appointed under the Bankruptcy Code and shall inure to the benefit of the Parties and their successors and assigns.

5.Entire Agreement. This First Amendment, together with all documents and other agreements referenced herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and there are no representations, understandings, or agreements relative hereto which are not fully expressed herein or therein.

6.Governing Law. This First Amendment shall be governed by and construed under the laws of the State of Illinois without regard for the conflict of laws provisions thereof.

7.Authority and Validity. Each Party otherwise represents, warrants and acknowledges that: (a) it has all the requisite authority to execute and deliver this First Amendment; (b) such Party's execution and delivery of, and performance under, this First Amendment and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action, and no other action or proceeding is necessary to authorize and approve this First Amendment or the other documents and instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein; (c) this First Amendment has been duly executed and delivered by such Party and constitutes a legal, valid and binding agreement by it, enforceable against it in accordance with the terms of this First Amendment; and (d) the execution, delivery and performance by such Party (when such performance is due) of this First Amendment does not and shall not (i) violate any provision of law, rule or regulation applicable to it or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

8.No Reliance. Each Party represents and warrants that in entering into this First Amendment it is relying on its own judgment, belief and knowledge and, as applicable, on that of any attorney it has Illinois to represent it in this matter. In entering into this First Amendment, no Party is relying on any representation or statement made by any other Party or any person representing such other Party.

9.Modification or Amendment. This First Amendment may be modified or amended only by written agreement executed by each of the Parties.

10.Further Assurances. From and after the Effective Date, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this First Amendment and to consummate the transactions contemplated hereby and thereby.

11.Construction. This First Amendment has been drafted through a cooperative effort of all Parties, and none of the Parties shall be considered the drafter of this First Amendment so as to give rise to any presumption of convention regarding construction of this document. All terms of this First Amendment were negotiated at arms'-length, and this First Amendment was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the other.

12.Headings. Titles and headings in this First Amendment are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the First Amendment.

13.Execution in Counterpart. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties to this First Amendment may be transmitted by facsimile or by electronic mail, and such transmission will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

14.Severability. If any provision of this First Amendment is determined to be prohibited or unenforceable, then such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

(Remainder of Page Intentionally Blank; Signatures to Follow)

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its affiliates	ILLINOIS DEPARTMENT OF NATURAL RESOURCES

/s/ Andrew B. McCallister	/s/ Thomas A. Benner
By: Andrew B. McCallister	By: Thomas A. Benner
Its: Senior Vice President, General Counsel and Secretary	Its: Director Office of Mines and Minerals

CONTURA ENERGY, INC.

/s/ Mark M. Manno
By: Mark M. Manno
Its: EVP, General Counsel, Secretary & CPO

[Signature Page for First Amendment to Permitting and Reclamation Plan
Settlement Agreement for the State of Illinois]

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its affiliates	ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:	By:
Its:	Its: Director

CONTURA ENERGY, INC.

By:
Its:

[Signature Page for First Amendment to Permitting and Reclamation Plan
Settlement Agreement for the State of Illinois]

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the date set forth above.

ALPHA NATURAL RESOURCES, INC., on behalf of itself and its affiliates	ILLINOIS DEPARTMENT OF NATURAL RESOURCES

By:	By:
Its:	Its: Director

CONTURA ENERGY, INC.

By:
Its:

[Signature Page for First Amendment to Permitting and Reclamation Plan
Settlement Agreement for the State of Illinois]